UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Investment Portfolios,
Core Value Portfolio

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Information About the Renewal of the Fund’s Management Agreement
35	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Investment Portfolios, Core Value Portfolio’s Initial shares produced a total return of 10.31%, and its Service shares returned 10.09%.1 In comparison, the fund’s benchmark, the Russell 1000® Value Index, produced a total return of 13.45% for the same period.2

U.S. equities climbed during 2014 in response to a recovering economy and strong corporate earnings. The fund participated in the market’s gains to a significant degree, but disappointments in the consumer discretionary, utilities, and financial sectors caused it to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective.To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks, focusing on stocks of large-cap value companies. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step value screening process is used to select stocks based on value, sound business fundamentals, and positive business momentum.The fund typically invests in the stocks of U.S. issuers, and will limit holdings of foreign stocks to 20%.

U.S. Equities Reached Record Territory

After bouts of weakness during the opening weeks of 2014, U.S. stocks rebounded strongly, climbing from February through June amid expectations that short-term interest rates would remain low even though the domestic economy rebounded at a robust 4.6% annualized rate during the second quarter. The market encountered renewed volatility in July and September due to renewed concerns that a weak global economy might derail the U.S. expansion. However, strong corporate earnings and solid domestic economic data—including an estimated 5.0% annualized GDP growth rate for the third quarter—drove some broad measures of U.S. stock market performance to a series of new record highs by year-end.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The market’s advance benefited some economic sectors more than others. Concerns about slowing growth in Europe, China, and Japan, along with historically low interest rates and bond yields, caused investors to turn to higher yielding stocks in traditionally defensive, dividend-paying market sectors. In contrast, these same concerns weighed on Industrials and Materials, with pressure further compounded in Energy amid a sharp decline in oil.

Market’s Emphasis on Dividends Hampered Fund Returns

Market volatility and a shift in favor of income-oriented stocks took a toll on the fund’s relative performance in several market sectors. In the consumer discretionary sector, overweighted exposure to economically sensitive companies with a presence in overseas markets detracted from relative returns. In addition, electronics retailer Best Buy lost value after the company reported weaker-than-expected earnings in early 2014, undermining the credibility of its new management team. Relative results also suffered from underweighted exposure to utilities and real estate investment trusts (REITs), which are defensive, dividend-paying industry groups that benefited from investors’ willingness to pay high prices for income-oriented stocks in a low interest rate environment.

On a more positive note, the fund generated relatively strong results from underweighted exposure to industrial companies, one of the market’s slower growing sectors. The fund also made strong individual stock selections in the sector, such as aerospace and defense contractors Northrop Grumman and Raytheon. We further enhanced returns by avoiding most investments in the telecommunications services sector, where a number of companies encountered greater competitive pressures and regulatory uncertainties at a time of stretched valuations.

The energy sector, where stocks declined sharply in late 2014 as oil prices fell, generated mixed results for the fund. Underweighted exposure to the sector helped cushion its weakness, particularly among large, diversified oil-and-gas companies such as Exxon Mobil and Chevron. On the other hand, returns suffered due to declines among the fund’s holdings of U.S.-focused independent energy producers, such as Occidental Petroleum and Anadarko Petroleum, as well as equipment providers, such as Schlumberger.

4

Emphasizing Catalysts for Growth

As the U.S. economy gains traction while most international economies continue to struggle, we have attempted to identify attractive investment opportunities among companies positioned to benefit from the domestic economic recovery.As of the end of 2014, our company-by-company stock selection process led the fund to hold relatively heavy exposure to interest rate-sensitive financial institutions, consumer discretionary companies likely to gain a higher share of consumer spending, technology firms poised to capture pent-up corporate capital spending, and health care companies with attractive valuations and robust new product pipelines. In contrast, the fund held underweighted exposure to defensive, high dividend yielding stocks among utilities, telecommunications companies, and REITs, where we believe currently high valuations are unsustainable.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 1000® Value Index is an unmanaged index which measures the performance of those
Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Initial shares	10.31%	13.92%	6.71%
Service shares	10.09%	13.65%	6.51%
Russell 1000 Value Index	13.45%	15.42%	7.30%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 12/31/04 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.21	$6.50
Ending value (after expenses)	$1,047.80	$1,046.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.14	$6.41
Ending value (after expenses)	$1,020.11	$1,018.85

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Initial shares and 1.26% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2014

Common Stocks—99.9%	Shares		Value ($)
Automobiles & Components—.5%
General Motors	5,440		189,910
Banks—12.4%
Bank of America	52,540		939,941
Citigroup	14,557		787,679
Fifth Third Bancorp	10,480		213,530
JPMorgan Chase & Co.	13,980		874,868
PNC Financial Services Group	4,520		412,360
Regions Financial	14,810		156,394
Wells Fargo & Co.	17,010		932,488
			4,317,260
Capital Goods—7.6%
Cummins	1,195		172,283
Honeywell International	6,459		645,383
Northrop Grumman	3,696		544,753
Owens Corning	6,933		248,271
PACCAR	2,499		169,957
Raytheon	4,355		471,080
United Technologies	3,393		390,195
			2,641,922
Commercial & Professional Services—.5%
Tyco International	3,720		163,159
Consumer Durables & Apparel—1.1%
PVH	3,124		400,403
Consumer Services—1.4%
Carnival	10,531		477,370
Diversified Financials—13.3%
Ameriprise Financial	4,005		529,661
Berkshire Hathaway, Cl. B	7,500	[a]	1,126,125
Discover Financial Services	2,720		178,133
Goldman Sachs Group	4,430		858,667

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Invesco	4,340		171,517
Morgan Stanley	17,960		696,848
TD Ameritrade Holding	7,210		257,974
Voya Financial	19,060		807,763
			4,626,688
Energy—10.3%
Anadarko Petroleum	8,027		662,227
Marathon Oil	10,340		292,519
Occidental Petroleum	20,318		1,637,834
Phillips 66	6,538		468,775
Schlumberger	6,090		520,147
			3,581,502
Food & Staples Retailing—2.1%
CVS Health	7,476		720,014
Food, Beverage & Tobacco—4.5%
Archer-Daniels-Midland	4,304		223,808
Coca-Cola Enterprises	9,924		438,839
ConAgra Foods	5,745		208,429
Molson Coors Brewing, Cl. B	4,926		367,086
PepsiCo	3,610		341,362
			1,579,524
Health Care Equipment & Services—8.3%
Aetna	3,150		279,814
Cardinal Health	9,696		782,758
Cigna	1,726		177,623
Humana	1,958		281,228
Laboratory Corporation of America Holdings	2,340	[a]	252,486
McKesson	1,463		303,690
Omnicare	4,966		362,170
UnitedHealth Group	4,530		457,938
			2,897,707

10

Common Stocks (continued)	Shares		Value ($)
Insurance—5.3%
Allstate	5,664		397,896
American International Group	5,078		284,419
Hartford Financial
Services Group	9,919		413,523
MetLife	8,300		448,947
Prudential Financial	3,370		304,850
			1,849,635
Materials—3.8%
International Paper	3,203		171,617
Martin Marietta Materials	5,357		590,984
Packaging Corporation of America	2,255		176,003
Vulcan Materials	5,660		372,032
			1,310,636
Media—4.0%
News Corp., Cl. A	8,440	[a]	132,424
Omnicom Group	3,372		261,229
Time Warner	3,480		297,262
Twenty-First Century Fox, Cl. A	9,910		380,594
Viacom, Cl. B	1,940		145,985
Walt Disney	1,855		174,722
			1,392,216
Pharmaceuticals, Biotech &
Life Sciences—9.0%
AbbVie	5,149		336,951
Agilent Technologies	4,260		174,404
Amgen	2,076		330,686
Eli Lilly & Co.	4,899		337,982
Endo International	2,471	[a]	178,208
Merck & Co.	8,888		504,749
Mylan	5,103	[a]	287,656
Pfizer	26,274		818,435

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Zoetis	4,004		172,292
			3,141,363
Retailing—1.5%
Dollar General	2,392	[a]	169,114
Kohl’s	2,810		171,522
Liberty Interactive, Cl. A	6,360	[a]	187,111
			527,747
Semiconductors & Semiconductor
Equipment—3.0%
Applied Materials	25,189		627,710
Texas Instruments	7,883		421,465
			1,049,175
Software & Services—2.8%
Google, Cl. C	570	[a]	300,048
Microsoft	5,154		239,403
Oracle	4,228		190,133
Symantec	9,050		232,178
			961,762
Technology Hardware & Equipment—7.7%
Apple	5,838		644,398
Cisco Systems	42,647		1,186,226
EMC	17,230		512,420
Hewlett-Packard	6,180		248,003
Keysight Technologies	2,170		73,281
			2,664,328
Transportation—.3%
Delta Air Lines	2,078		102,217
Utilities—.5%
Exelon	4,773		176,983
Total Common Stocks
(cost $26,890,663)			34,771,521

12

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $47,083)	47,083 [b]	47,083
Total Investments (cost $26,937,746)	100.0%	34,818,604
Liabilities, Less Cash and Receivables	(.0%)	(16,917)
Net Assets	100.0%	34,801,687

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	13.3	Software & Services	2.8
Banks	12.4	Food & Staples Retailing	2.1
Energy	10.3	Retailing	1.5
Pharmaceuticals,		Consumer Services	1.4
Biotech & Life Sciences	9.0	Consumer
Health Care Equipment & Services	8.3	Durables & Apparel	1.1
Technology Hardware & Equipment	7.7	Automobiles & Components	.5
Capital Goods	7.6	Commercial &
Insurance	5.3	Professional Services	.5
Food, Beverage & Tobacco	4.5	Utilities	.5
Media	4.0	Transportation	.3
Materials	3.8	Money Market Investment	.1
Semiconductors &
Semiconductor Equipment	3.0		100.0

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	26,890,663	34,771,521
Affiliated issuers	47,083	47,083
Cash		16,019
Dividends receivable		45,619
Prepaid expenses		142
		34,880,384
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		31,833
Payable for shares of Beneficial Interest redeemed		568
Accrued expenses		46,296
		78,697
Net Assets ($)		34,801,687
Composition of Net Assets ($):
Paid-in capital		23,001,847
Accumulated undistributed investment income—net		238,060
Accumulated net realized gain (loss) on investments		3,680,922
Accumulated net unrealized appreciation
(depreciation) on investments		7,880,858
Net Assets ($)		34,801,687

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	21,636,844	13,164,843
Shares Outstanding	1,061,510	642,894
Net Asset Value Per Share ($)	20.38	20.48

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	627,192
Affiliated issuers	48
Income from securities lending—Note 1(b)	1,536
Total Income	628,776
Expenses:
Management fee—Note 3(a)	258,345
Professional fees	52,299
Distribution fees—Note 3(b)	34,018
Custodian fees—Note 3(b)	14,507
Trustees’ fees and expenses—Note 3(c)	11,383
Prospectus and shareholders’ reports	7,368
Loan commitment fees—Note 2	371
Shareholder servicing costs—Note 3(b)	139
Miscellaneous	11,238
Total Expenses	389,668
Less—reduction in expenses due to earnings credits—Note 3(b)	(1)
Net Expenses	389,667
Investment Income—Net	239,109
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,701,793
Net unrealized appreciation (depreciation) on investments	(610,487)
Net Realized and Unrealized Gain (Loss) on Investments	3,091,306
Net Increase in Net Assets Resulting from Operations	3,330,415

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	239,109	277,500
Net realized gain (loss) on investments	3,701,793	4,069,049
Net unrealized appreciation
(depreciation) on investments	(610,487)	6,101,473
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,330,415	10,448,022
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(188,166)	(237,410)
Service Shares	(89,796)	(144,038)
Net realized gain on investments:
Initial Shares	(839,299)	—
Service Shares	(558,750)	—
Total Dividends	(1,676,011)	(381,448)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	851,659	286,795
Service Shares	541,196	636,623
Dividends reinvested:
Initial Shares	1,027,465	237,410
Service Shares	648,546	144,038
Cost of shares redeemed:
Initial Shares	(1,881,022)	(2,292,376)
Service Shares	(4,095,821)	(2,213,372)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,907,977)	(3,200,882)
Total Increase (Decrease) in Net Assets	(1,253,573)	6,865,692
Net Assets ($):
Beginning of Period	36,055,260	29,189,568
End of Period	34,801,687	36,055,260
Undistributed investment income—net	238,060	276,913

16

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Initial Shares
Shares sold	43,490	17,610
Shares issued for dividends reinvested	54,220	15,170
Shares redeemed	(96,765)	(136,587)
Net Increase (Decrease) in Shares Outstanding	945	(103,807)
Service Shares
Shares sold	28,025	38,646
Shares issued for dividends reinvested	34,009	9,145
Shares redeemed	(210,996)	(131,492)
Net Increase (Decrease) in Shares Outstanding	(148,962)	(83,701)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.43	14.28	12.17	13.06	11.70
Investment Operations:
Investment income—net[a]	.15	.16	.19	.11	.13
Net realized and unrealized
gain (loss) on investments	1.78	5.20	2.04	(.85)	1.40
Total from Investment Operations	1.93	5.36	2.23	(.74)	1.53
Distributions:
Dividends from investment income—net	(.18)	(.21)	(.12)	(.15)	(.17)
Dividends from net realized
gain on investments	(.80)	—	—	—	—
Total Distributions	(.98)	(.21)	(.12)	(.15)	(.17)
Net asset value, end of period	20.38	19.43	14.28	12.17	13.06
Total Return (%)	10.31	37.87	18.34	(5.82)	13.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	1.02	1.05	1.02	.96
Ratio of net expenses
to average net assets	1.03	.99	.80	.94	.96
Ratio of net investment income
to average net assets	.79	.95	1.43	.86	1.12
Portfolio Turnover Rate	66.78	65.33	67.59	83.87	57.06
Net Assets, end of period ($ x 1,000)	21,637	20,605	16,630	15,421	17,660

a Based on average shares outstanding.
See notes to financial statements.

18

		Year Ended December 31,
Service Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.51	14.34	12.23	13.12	11.77
Investment Operations:
Investment income—net[a]	.11	.12	.16	.08	.10
Net realized and unrealized
gain (loss) on investments	1.79	5.22	2.04	(.86)	1.41
Total from Investment Operations	1.90	5.34	2.20	(.78)	1.51
Distributions:
Dividends from investment income—net	(.13)	(.17)	(.09)	(.11)	(.16)
Dividends from net realized
gain on investments	(.80)	—	—	—	—
Total Distributions	(.93)	(.17)	(.09)	(.11)	(.16)
Net asset value, end of period	20.48	19.51	14.34	12.23	13.12
Total Return (%)	10.09	37.52	18.02	(6.03)	12.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.28	1.27	1.30	1.27	1.21
Ratio of net expenses
to average net assets	1.28	1.24	1.05	1.19	1.21
Ratio of net investment income
to average net assets	.54	.70	1.17	.59	.87
Portfolio Turnover Rate	66.78	65.33	67.59	83.87	57.06
Net Assets, end of period ($ x 1,000)	13,165	15,451	12,560	12,875	16,832

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

20

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

22

dures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	34,771,521	—	—	34,771,521
Mutual Funds	47,083	—	—	47,083

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014,The Bank of NewYork Mellon earned $384 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	297,808	4,688,839	4,939,564	47,083.1
Dreyfus
Institutional
Cash Advantage
Fund	—	3,991,150	3,991,150	—	—
Total	297,808	8,679,989	8,930,714	47,083.1

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $950,791, undistributed capital gains $2,997,058 and unrealized appreciation $7,851,991.

The tax character of distributions paid to shareholders during the fiscal periods ending December 31, 2014 and December 31, 2013 were as follows: ordinary income $277,962 and $381,448, and long-term capital gains $1,398,049 and $0, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2014, Service shares were charged $34,018 pursuant to the Distribution Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of

26

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $110 for transfer agency services and $10 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $14,507 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,164, Distribution Plan fees $2,794, custodian fees $5,003, Chief Compliance Officer fees $1,851 and transfer agency fees $21.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $23,068,790 and $27,322,020, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $26,966,613; accordingly, accumulated net unrealized appreciation on investments was $7,851,991, consisting of $8,282,628 gross unrealized appreciation and $430,637 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.87% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.Also, the fund hereby reports $.8002 per share as a long-term capital gain distribution paid on March 20, 2014.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

30

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group medians, except for the ten-year period when the fund’s performance was slightly below the Performance Group median, and variously above and below the Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted

32

that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114
———————
Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

36

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† J. Charles Cardona was elected as a Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 39

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management Agreement
37	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Warren Chiang,William Cazalet, C.Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 12.09%, and its Service shares produced a total return of 11.76%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 ® Index (the “S&P 400 Index”), produced a total return of 9.77% for the same period.2

A sustained U.S. economic recovery generally helped support stock prices over the reporting period, including those of most midcap stocks.The fund outperformed its benchmark, mainly due to favorable security selection in the information technology, consumer staples, industrials, and health care sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index.To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of midcap companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Midcap Stocks Climbed despite Bouts of Volatility

Midcap stocks began 2014 in the midst of a rally fueled by falling unemployment and intensifying manufacturing activity, but stocks across all capitalization ranges gave up some of their previous gains in January, when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at a surprising annualized 2.1% rate over the first quarter of 2014 due to the dampening economic effects of severe winter weather.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Nonetheless, U.S. stocks began to rebound in February, and some broad market indices climbed to record highs by the beginning of July as investors responded to expectations that subdued inflation would allow the Federal Reserve Board to keep short-term interest rates low even as monetary policymakers gradually backed away from their massive quantitative easing program. Investor optimism appeared to be validated during the second quarter of the year, when the U.S. economy rebounded at a robust 4.6% annualized rate as labor markets, manufacturing activity, and consumer confidence improved.

The market encountered renewed volatility in July and September due to disappointing economic data from Europe, China, and Japan, which sparked concerns that a faltering global economy might derail the U.S. expansion. Strong corporate earnings and solid domestic economic data — including an estimated 5.0% annualized GDP growth rate for the third quarter — generally enabled stocks to rebound. However, ongoing turmoil in overseas markets and plummeting commodity prices caused newly risk-averse investors to turn away from smaller growth companies in favor of very large, traditionally defensive stocks with high dividend yields. Consequently, midcap stocks trailed large-cap stocks but produced higher returns than small-cap stocks for the year overall.

Stock Selection Bolstered Fund Results

Our disciplined investment process was effective in identifying some of the midcap segment of the market’s best performers. The fund achieved especially strong results among semiconductor manufacturers in the information technology sector, where a proposed acquisition of International Rectifier by a Germany-based semiconductor producer generated solid gains, and Integrated Device Technology exhibited robust earnings momentum. However, positive results in the information technology sector were offset to a degree by weakness in real-time information and analysis provider NeuStar, Cl.A, which struggled with concerns regarding the renewal of a key contract.

Other positive performers for 2014 came from the food products segment of the consumer staples sector. Most notably, packaged meat and frozen bakery products producer Hillshire Brands was the subject of a bidding war between two protein companies, which helped support a high acquisition price. Among industrial companies, air carrier Southwest Airlines posted better-than-expected earnings and

4

benefited from a decline in fuel costs. In the health care sector, winners included medical insurer Health Net, which reported strong earnings and raised the future guidance it provides to analysts.

Disappointments during 2014 included the materials sector, where stock selection, particularly among chemical producers detracted from returns. Likewise, the energy sector suffered a sharp drop in oil prices over the second half of the year, which led to declines across the sector. Fund holding SM Energy was particularly hard hit after announcing lower-than-expected production due to an operational change.

Finding Ample Opportunities Using a Disciplined Process

As of year-end, our quantitative investment process has continued to identify what we believe are attractive investments among midcap stocks. Indeed, recent bouts of heightened market volatility have provided opportunities to purchase the stocks of companies ranked highly by our process.As the fund’s holdings reach fuller valuations, we typically replace them with high quality companies that display attractive valuations. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Initial shares	12.09%	18.24%	8.34%
Service shares	11.76%	17.97%	8.16%
Standard & Poor’s MidCap 400 Index	9.77%	16.54%	9.71%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 12/31/04 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index
(the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.32	$ 5.60
Ending value (after expenses)	$ 1,038.30	$ 1,037.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.28	$ 5.55
Ending value (after expenses)	$ 1,020.97	$ 1,019.71

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial shares and 1.09% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2014

Common Stocks—99.3%	Shares		Value ($)
Banks—4.5%
Associated Banc-Corp	148,000		2,757,240
BancorpSouth	79,100		1,780,541
BankUnited	5,600		162,232
Cathay General Bancorp	58,700		1,502,133
Comerica	11,900		557,396
Cullen/Frost Bankers	16,900		1,193,816
East West Bancorp	5,700		220,647
Fulton Financial	21,100		260,796
KeyCorp	30,300		421,170
			8,855,971
Capital Goods—9.5%
Huntington Ingalls Industries	30,900		3,475,014
IDEX	39,400		3,066,896
Lennox International	25,200	[a]	2,395,764
Lincoln Electric Holdings	38,000		2,625,420
SPX	30,300		2,603,376
Textron	60,500		2,547,655
Trinity Industries	68,000		1,904,680
			18,618,805
Commercial & Professional Services—2.7%
Deluxe	34,600		2,153,850
IHS, Cl. A	3,300	[b]	375,804
Manpowergroup	41,100		2,801,787
			5,331,441
Consumer Durables & Apparel—4.5%
Deckers Outdoor	33,500	[b]	3,049,840
Kate Spade & Company	76,700	[b]	2,455,167
NVR	2,600	[b]	3,315,858
			8,820,865

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—.7%
Domino’s Pizza	3,600		339,012
Hyatt Hotels, Cl. A	9,300	[b]	559,953
Wyndham Worldwide	4,700		403,072
			1,302,037
Diversified Financials—4.4%
Affiliated Managers Group	9,480	[b]	2,012,035
CBOE Holdings	12,100		767,382
SEI Investments	61,000		2,442,440
T. Rowe Price Group	2,400		206,064
Waddell & Reed Financial, Cl. A	62,200		3,098,804
			8,526,725
Energy—2.7%
Dril-Quip	7,000	[b]	537,110
Helix Energy Solutions Group	120,700	[b]	2,619,190
SM Energy	39,700		1,531,626
Tesoro	7,400		550,190
			5,238,116
Food & Staples Retailing—1.5%
Rite Aid	381,200	[b]	2,866,624
Food, Beverage & Tobacco—.6%
Ingredion	6,300		534,492
Lancaster Colony	7,300		683,572
			1,218,064
Health Care Equipment & Services—7.4%
Align Technology	23,900	[b]	1,336,249
Boston Scientific	175,300	[b]	2,322,725
C.R. Bard	7,600		1,266,312
Health Net	62,000	[b]	3,318,860
Teleflex	25,700		2,950,874
Universal Health Services, Cl. B	24,500		2,725,870
VCA	12,400	[b]	604,748
			14,525,638
Household & Personal Products—1.9%
Energizer Holdings	29,400		3,779,664

10

Common Stocks (continued)	Shares		Value ($)
Insurance—5.9%
American Financial Group	4,200		255,024
Everest Re Group	20,400		3,474,120
The Hanover Insurance Group	24,900		1,775,868
Lincoln National	12,600		726,642
Old Republic International	151,700		2,219,371
Reinsurance Group of America	13,900		1,217,918
RenaissanceRe Holdings	2,400		233,328
StanCorp Financial Group	22,400		1,564,864
			11,467,135
Materials—4.8%
Albemarle	6,000	[a]	360,780
Ball	14,200		968,014
Cabot	36,600		1,605,276
Commercial Metals	106,800		1,739,772
Eagle Materials	5,500		418,165
Olin	18,800		428,076
PolyOne	37,100		1,406,461
Silgan Holdings	7,600		407,360
Worthington Industries	68,900		2,073,201
			9,407,105
Media—2.8%
John Wiley & Sons, Cl. A	24,000		1,421,760
New York Times, Cl. A	132,000		1,745,040
Starz, Cl. A	78,700	[b]	2,337,390
			5,504,190
Pharmaceuticals, Biotech & Life Sciences—4.4%
Charles River Laboratories International	32,200	[b]	2,049,208
Hospira	15,200	[b]	931,000
Mettler-Toledo International	12,940	[b]	3,913,832
PerkinElmer	40,100		1,753,573
			8,647,613
Real Estate—6.3%
Camden Property Trust	15,500	[c]	1,144,520
CBL & Associates Properties	87,100	[c]	1,691,482

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Corrections Corporation of America	73,035	[c]	2,654,092
Extra Space Storage	12,500	[c]	733,000
National Retail Properties	37,200	[a,c]	1,464,564
Omega Healthcare Investors	44,500	[a,c]	1,738,615
Potlatch	26,900	[c]	1,126,303
Weingarten Realty Investors	52,500	[c]	1,833,300
			12,385,876
Retailing—5.0%
Abercrombie & Fitch, Cl. A	31,400	[a]	899,296
Bed Bath & Beyond	10,400	[b]	792,168
Big Lots	65,400		2,617,308
Dillard’s, Cl. A	3,600		450,648
Foot Locker	60,800		3,415,744
O’Reilly Automotive	8,700	[b]	1,675,794
			9,850,958
Semiconductors & Semiconductor
Equipment—4.0%
Fairchild Semiconductor International	14,500	[b]	244,760
Integrated Device Technology	159,300	[b]	3,122,280
Skyworks Solutions	61,300		4,457,123
			7,824,163
Software & Services—10.3%
Amdocs	10,500		489,878
ANSYS	41,500	[b]	3,403,000
Broadridge Financial Solutions	4,700		217,046
Computer Sciences	40,500		2,553,525
Convergys	37,300		759,801
DST Systems	30,044		2,828,643
Jack Henry & Associates	29,200		1,814,488
Mentor Graphics	99,100		2,172,272
NeuStar, Cl. A	54,100	[a,b]	1,503,980

12

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
PTC	76,000	[b]	2,785,400
Rovi	67,100	[b]	1,515,789
			20,043,822
Technology Hardware & Equipment—4.7%
ARRIS Group	102,700	[b]	3,100,513
Arrow Electronics	50,300	[b]	2,911,867
Brocade Communications Systems	124,800		1,477,632
Vishay Intertechnology	120,300		1,702,245
			9,192,257
Transportation—4.1%
Alaska Air Group	18,200		1,087,632
Kirby	28,600	[b]	2,309,164
Old Dominion Freight Line	23,600	[b]	1,832,304
Southwest Airlines	65,600		2,776,192
			8,005,292
Utilities—6.6%
Atmos Energy	28,100		1,566,294
Entergy	14,000		1,224,720
IDACORP	45,500		3,011,645
National Fuel Gas	41,600		2,892,448
PNM Resources	41,600		1,232,608
Westar Energy	72,500		2,989,900
			12,917,615
Total Common Stocks
(cost $168,301,744)			194,329,976

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,336,380)	1,336,380	[d]	1,336,380

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,489,803)	5,489,803 [d]	5,489,803
Total Investments (cost $175,127,927)	102.8%	201,156,159
Liabilities, Less Cash and Receivables	(2.8%)	(5,461,518)
Net Assets	100.0%	195,694,641

a Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$5,290,074 and the value of the collateral held by the fund was $5,489,803.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	10.3	Transportation	4.1
Capital Goods	9.5	Semiconductors &
Health Care Equipment & Services	7.4	Semiconductor Equipment	4.0
Utilities	6.6	Money Market Investments	3.5
Real Estate	6.3	Media	2.8
Insurance	5.9	Commercial &
Retailing	5.0	Professional Services	2.7
Materials	4.8	Energy	2.7
Technology Hardware & Equipment	4.7	Household & Personal Products	1.9
Banks	4.5	Food & Staples Retailing	1.5
Consumer Durables & Apparel	4.5	Consumer Services	.7
Diversified Financials	4.4	Food, Beverage & Tobacco	.6
Pharmaceuticals,
Biotech & Life Sciences	4.4		102.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,290,074)—Note 1(b):
Unaffiliated issuers	168,301,744	194,329,976
Affiliated issuers	6,826,183	6,826,183
Cash		434,567
Dividends and securities lending income receivable		212,379
Prepaid expenses		937
		201,804,042
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		139,285
Liability for securities on loan—Note 1(b)		5,489,803
Payable for shares of Beneficial Interest redeemed		416,727
Accrued expenses		63,586
		6,109,401
Net Assets ($)		195,694,641
Composition of Net Assets ($):
Paid-in capital		137,486,489
Accumulated undistributed investment income—net		1,160,450
Accumulated net realized gain (loss) on investments		31,019,470
Accumulated net unrealized appreciation
(depreciation) on investments		26,028,232
Net Assets ($)		195,694,641

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	160,482,026	35,212,615
Shares Outstanding	6,969,559	1,533,246
Net Asset Value Per Share ($)	23.03	22.97

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,714,337
Affiliated issuers	748
Income from securities lending—Note 1(b)	54,067
Total Income	2,769,152
Expenses:
Management fee—Note 3(a)	1,388,941
Distribution fees—Note 3(b)	65,253
Professional fees	61,793
Trustees’ fees and expenses—Note 3(c)	51,851
Prospectus and shareholders’ reports	36,490
Custodian fees—Note 3(b)	18,475
Loan commitment fees—Note 2	1,684
Shareholder servicing costs—Note 3(b)	1,033
Registration fees	767
Miscellaneous	16,202
Total Expenses	1,642,489
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	1,642,485
Investment Income—Net	1,126,667
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	31,053,585
Net unrealized appreciation (depreciation) on investments	(11,297,380)
Net Realized and Unrealized Gain (Loss) on Investments	19,756,205
Net Increase in Net Assets Resulting from Operations	20,882,872

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	1,126,667	1,800,471
Net realized gain (loss) on investments	31,053,585	24,580,779
Net unrealized appreciation
(depreciation) on investments	(11,297,380)	22,964,034
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,882,872	49,345,284
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,600,836)	(2,004,668)
Service Shares	(180,578)	(239,571)
Net realized gain on investments:
Initial Shares	(868,833)	—
Service Shares	(126,481)	—
Total Dividends	(2,776,728)	(2,244,239)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,644,215	9,556,906
Service Shares	16,589,102	4,690,114
Dividends reinvested:
Initial Shares	2,469,669	2,004,668
Service Shares	307,059	239,571
Cost of shares redeemed:
Initial Shares	(25,817,267)	(22,485,449)
Service Shares	(8,124,921)	(4,832,159)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(4,932,143)	(10,826,349)
Total Increase (Decrease) in Net Assets	13,174,001	36,274,696
Net Assets ($):
Beginning of Period	182,520,640	146,245,944
End of Period	195,694,641	182,520,640
Undistributed investment income—net	1,160,450	1,815,197

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Initial Shares
Shares sold	444,102	526,247
Shares issued for dividends reinvested	117,940	114,815
Shares redeemed	(1,194,189)	(1,227,217)
Net Increase (Decrease) in Shares Outstanding	(632,147)	(586,155)
Service Shares
Shares sold	749,291	257,048
Shares issued for dividends reinvested	14,678	13,721
Shares redeemed	(375,381)	(265,704)
Net Increase (Decrease) in Shares Outstanding	388,588	5,065

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.87	15.68	13.16	13.17	10.46
Investment Operations:
Investment income—net[a]	.14	.20	.23	.06	.06
Net realized and unrealized
gain (loss) on investments	2.35	5.24	2.36	.00 [b]	2.76
Total from Investment Operations	2.49	5.44	2.59	.06	2.82
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.07)	(.07)	(.11)
Dividends from net realized
gain on investments	(.12)	—	—	—	—
Total Distributions	(.33)	(.25)	(.07)	(.07)	(.11)
Net asset value, end of period	23.03	20.87	15.68	13.16	13.17
Total Return (%)	12.09	34.99	19.67	.40	27.10
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.86	.85	.86	.84
Ratio of net expenses
to average net assets	.85	.86	.85	.86	.84
Ratio of net investment income
to average net assets	.64	1.11	1.58	.50	.54
Portfolio Turnover Rate	83.06	68.72	73.96	81.48	79.28
Net Assets, end of period ($ x 1,000)	160,482	158,682	128,410	123,187	147,155

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.83	15.65	13.14	13.16	10.46
Investment Operations:
Investment income—net[a]	.09	.16	.19	.02	.05
Net realized and unrealized
gain (loss) on investments	2.34	5.23	2.35	.01	2.76
Total from Investment Operations	2.43	5.39	2.54	.03	2.81
Distributions:
Dividends from investment income—net	(.17)	(.21)	(.03)	(.05)	(.11)
Dividends from net realized
gain on investments	(.12)	—	—	—	—
Total Distributions	(.29)	(.21)	(.03)	(.05)	(.11)
Net asset value, end of period	22.97	20.83	15.65	13.14	13.16
Total Return (%)	11.76	34.70	19.34	.20	26.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.11	1.10	1.11	1.09
Ratio of net expenses
to average net assets	1.10	1.11	1.10	1.11	.97
Ratio of net investment income
to average net assets	.40	.86	1.32	.18	.40
Portfolio Turnover Rate	83.06	68.72	73.96	81.48	79.28
Net Assets, end of period ($ x 1,000)	35,213	23,838	17,836	17,050	19,586

a Based on average shares outstanding.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	194,329,976	—	—	194,329,976
Mutual Funds	6,826,183	—	—	6,826,183

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

24

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $15,074 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	386,757	20,128,954	19,179,331	1,336,380.7
Dreyfus
Institutional
Cash
Advantage
Fund	8,127,185	76,458,860	79,096,242	5,489,803	2.8
Total	8,513,942	96,587,814	98,275,573	6,826,183	3.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,871,634, undistributed capital gains $23,300,391 and unrealized appreciation $25,998,879.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $1,781,414 and $2,244,239, and long-term capital gains $995,314 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million

26

unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2014, Service shares were charged $65,253 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $883 for transfer agency services and $61 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $18,475 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $123,398, Distribution Plan fees $7,191, custodian fees $6,627, Chief Compliance Officer fees $1,851 and transfer agency fees $218.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $153,834,492 and $160,918,926, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $175,157,280; accordingly, accumulated net unrealized appreciation on investments was $25,998,879, consisting of $34,110,034 gross unrealized appreciation and $8,111,155 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.95% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.1162 per share as a long-term capital gain distribution paid on March 19, 2014.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies

32

and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group median and slightly above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light

34

of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

36

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114
———————
Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

38

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† J. Charles Cardona was elected as a Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

40

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 41

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
Small Cap Stock Index
Portfolio

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
28	Statement of Financial Futures
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Information About the Renewal of the Fund’s Management Agreement
49	Board Members Information
52	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 5.12%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600® Index (the “S&P 600 Index”), produced a 5.76% total return for the same period.2,3

Despite bouts of volatility stemming from concerns regarding overseas markets, a sustained U.S. economic recovery generally helped support stock market gains over the reporting period. However, these influences proved far more favorable for large-caps stocks than their small-cap counterparts. The difference in returns between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index. To pursue its goal, the fund invests in a representative sample of stocks included in the S&P 600 Index, and in futures whose performance is tied to the S&P 600 Index.The fund’s investments are selected by a “sampling” process based on market capitalization, industry representation, and other fundamental benchmark characteristics. The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

Stocks Climbed despite Global Headwinds

U.S. stocks across all capitalization ranges began 2014 in the midst of a rally fueled by a falling unemployment rate and intensifying manufacturing activity. Nonetheless, equities gave up some of their previous gains in January when worries arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at a surprising annualized 2.1% rate over the first quarter due to the dampening economic effects of severe winter weather.

Nonetheless, U.S. stocks began to rebound strongly in February, with the S&P 500 Index climbing to a series of new highs through the end of June as investors

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

responded positively to expectations that muted inflation would allow the Federal Reserve Board to keep short-term interest rates low. In fact, various economic indicators improved steadily in warmer weather, and the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter of the year.

The market encountered renewed volatility in July and September when disappointing economic growth in Europe, China, and Japan sparked concerns that a weak global economy might derail the U.S. expansion. In addition, oil and commodity prices plummeted amid sluggish demand for a relatively heavy supply of crude oil, metals, coal, and agricultural products.

Despite these global developments, strong corporate earnings and solid domestic economic data — including an estimated 5.0% annualized GDP growth rate for the third quarter of 2014 — drove large-cap stocks higher, enabling some measures of large-cap market performance to end the year near record highs. Small-cap stocks fared less well during the fourth quarter when newly risk-averse investors favored larger, better established companies, particularly those with generous dividend yields.

Technology and Financial Stocks Led Market’s Advance

The information technology sector led the small-cap market’s moderate advance, as demand climbed among suppliers of microchips and touchscreens to smartphone and tablet producers. Cybersecurity software developers also encountered rising demand for their products. Gaming software companies saw sales improve in the recovering economy after releasing a number of new titles. Developers of cloud computing technologies and makers of electrical equipment benefited from greater capital spending by businesses, while data storage specialists and identification systems providers achieved higher sales volumes in the emerging markets.

Among financial companies, real estate investment trusts (REITs) gained considerable value due to greater demand from income-oriented investors seeking competitive yields from dividend-paying stocks in a low-interest-rate environment. REITs specializing in hotels and residential rental properties fared especially well. Regional banks also gained value as mortgage lending and refinancing volumes increased. In the health care sector, strong research-and-development pipelines and robust mergers-and-acquisitions activity lifted the stocks of pharmaceutical developers and biotechnology firms. Managed care providers benefited from greater Medicare spending and full implementation of the Affordable Care Act.

4

On the other hand, in the energy sector, falling oil prices led to weak results from offshore drillers, and coal producers were hurt by competition from lower cost natural gas. In the materials sector, chemical companies specializing in agricultural products were hurt by falling commodity prices and a severe drought in California.

At times during the reporting period, we employed futures contracts to help replicate the performance of the S&P 600 Index.

Replicating the Performance of the S&P 600 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Small
Cap Stock Index Portfolio made available through insurance products may be similar to other funds managed by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,”“Standard & Poor’s 500®,” “S&P 500®” and “Standard & Poor’s SmallCap
600®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund to reflect the fund’s benchmark.The fund is not sponsored, endorsed, sold, or promoted by Standard
& Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 12/31/04 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”)
on that date.
The fund is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses.The
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Portfolio	5.12%	16.72%	8.59%
Standard & Poor’s SmallCap 600 Index	5.76%	17.27%	9.02%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

Expenses paid per $1,000†	$ 3.06
Ending value (after expenses)	$ 1,021.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

Expenses paid per $1,000†	$ 3.06
Ending value (after expenses)	$ 1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2014

Common Stocks—96.8%	Shares		Value ($)
Automobiles & Components—.6%
Dorman Products	14,376	[a,b]	693,930
Drew Industries	11,310	[b]	577,602
Standard Motor Products	9,909		377,731
Superior Industries International	6,109		120,897
Winnebago Industries	12,169		264,797
			2,034,957
Banks—8.5%
Bank Mutual	34,966		239,867
Bank of the Ozarks	28,084		1,064,945
Banner	11,709		503,721
BBCN Bancorp	32,473		466,962
BofI Holding	5,196	[b]	404,301
Boston Private Financial Holdings	45,381		611,282
Brookline Bancorp	26,941		270,218
Cardinal Financial	9,817		194,671
Central Pacific Financial	12,931		278,017
City Holding	7,252		337,436
Columbia Banking System	25,200		695,772
Community Bank System	16,550		631,052
CVB Financial	51,895		831,358
Dime Community Bancshares	8,234		134,050
F.N.B	75,874		1,010,642
First BanCorp	56,854	[b]	333,733
First Commonwealth Financial	54,338		500,996
First Financial Bancorp	26,614		494,754
First Financial Bankshares	29,720	[a]	888,034
First Midwest Bancorp	41,441		709,056
Glacier Bancorp	38,521		1,069,728
Hanmi Financial	19,558		426,560
Home BancShares	24,677		793,612
Independent Bank	8,830		378,012
MB Financial	31,978		1,050,797
National Penn Bancshares	65,593		690,366
NBT Bancorp	16,910		444,226
Northwest Bancshares	39,857		499,408
OFG Bancorp	21,186		352,747

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Banks (continued)
Old National Bancorp	56,824		845,541
Oritani Financial	24,549		378,055
Pinnacle Financial Partners	18,127		716,742
PrivateBancorp	36,128		1,206,675
Provident Financial Services	31,191		563,310
S&T Bancorp	17,530		522,569
Simmons First National, Cl. A	9,812		398,858
Sterling Bancorp	32,824		472,009
Susquehanna Bancshares	82,677		1,110,352
Texas Capital Bancshares	20,072	[b]	1,090,512
Tompkins Financial	3,455		191,062
TrustCo Bank	31,121		225,939
UMB Financial	16,438		935,158
United Bankshares	27,395		1,025,943
United Community Banks	24,472		463,500
ViewPoint Financial Group	17,177		409,672
Westamerica Bancorporation	10,598		519,514
Wilshire Bancorp	31,357		317,646
Wintrust Financial	22,167		1,036,529
			28,735,909
Capital Goods—9.8%
AAON	22,390		501,312
AAR	18,386		510,763
Aceto	12,402		269,123
Actuant, Cl. A	33,642		916,408
Aegion	19,334	[b]	359,806
AeroVironment	6,797	[b]	185,218
Albany International, Cl. A	13,445		510,776
American Science & Engineering	1,688		87,607
American Woodmark	7,503	[b]	303,421
Apogee Enterprises	13,072		553,861
Applied Industrial Technologies	17,495		797,597
Astec Industries	7,858		308,898
AZZ	11,046		518,278
Barnes Group	21,990		813,850
Briggs & Stratton	26,250		536,025
CIRCOR International	8,765		528,354

10

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Comfort Systems USA	20,110		344,283
Cubic	8,102		426,489
Curtiss-Wright	23,583		1,664,724
DXP Enterprises	5,432	[b]	274,479
Dycom Industries	14,232	[b]	499,401
EMCOR Group	33,670		1,497,978
Encore Wire	8,285		309,279
EnerSys	23,453		1,447,519
Engility Holdings	9,073	[b]	388,324
EnPro Industries	10,055	[b]	631,052
ESCO Technologies	15,189		560,474
Federal Signal	35,795		552,675
Franklin Electric	16,245		609,675
GenCorp	22,722	[a,b]	415,813
General Cable	23,375		348,288
Gibraltar Industries	11,647	[b]	189,380
Griffon	23,130		307,629
Hillenbrand	31,530		1,087,785
John Bean Technologies	15,809		519,484
Kaman	10,603		425,074
Lindsay	6,464		554,223
Lydall	6,161	[b]	202,204
Moog, Cl. A	20,412	[b]	1,511,100
Mueller Industries	26,702		911,606
National Presto Industries	1,670	[a]	96,927
Orbital Sciences	31,959	[b]	859,378
PGT	15,018	[b]	144,623
Powell Industries	2,943		144,413
Quanex Building Products	20,350		382,173
Simpson Manufacturing	21,980		760,508
Standex International	5,370		414,886
TASER International	25,426	[a,b]	673,280
Teledyne Technologies	18,550	[b]	1,905,827
Tennant	7,589		547,698
Titan International	20,360	[a]	216,427
Toro	27,689		1,766,835
Universal Forest Products	11,302		601,266

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Veritiv	3,860		200,218
Vicor	7,117	[b]	86,116
Watts Water Technologies, Cl. A	13,539		858,914
			33,039,724
Commercial & Professional Services—4.1%
ABM Industries	23,428		671,212
Brady, Cl. A	24,552		671,252
CDI	8,644		153,085
Exponent	6,515		537,488
G&K Services, Cl. A	8,813		624,401
Healthcare Services Group	30,138		932,168
Heidrick & Struggles International	7,267		167,504
Insperity	9,131		309,450
Interface	26,467		435,911
Kelly Services, Cl. A	11,908		202,674
Korn/Ferry International	27,426	[b]	788,772
Matthews International, Cl. A	13,991		680,942
Mobile Mini	22,299		903,332
Navigant Consulting	26,671	[b]	409,933
On Assignment	23,270	[b]	772,331
Resources Connection	17,719		291,478
Tetra Tech	27,933		745,811
The Brink’s Company	26,852		655,457
TrueBlue	23,152	[b]	515,132
UniFirst	8,055		978,280
United Stationers	20,566		867,063
US Ecology	8,946		358,914
Viad	6,187		164,945
WageWorks	13,586	[b]	877,248
			13,714,783
Consumer Durables & Apparel—3.7%
Arctic Cat	6,599		234,265
Callaway Golf	35,564		273,843
Crocs	33,476	[b]	418,115
Ethan Allen Interiors	13,455		416,701
G-III Apparel Group	8,418	[b]	850,302
Helen of Troy	11,301	[b]	735,243

12

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Iconix Brand Group	25,138	[b]	849,413
iRobot	13,177	[a,b]	457,505
La-Z-Boy	26,623		714,561
M/I Homes	10,923	[b]	250,792
Meritage Homes	16,009	[b]	576,164
Movado Group	10,934		310,198
Oxford Industries	8,344		460,672
Perry Ellis International	3,540	[b]	91,792
Quiksilver	50,174	[b]	110,885
Ryland Group	22,831		880,363
Skechers USA, Cl. A	20,441	[b]	1,129,365
Standard Pacific	67,353	[b]	491,003
Steven Madden	29,799	[b]	948,502
Sturm Ruger & Co.	8,870	[a]	307,168
Unifi	6,804	[b]	202,283
Universal Electronics	7,731	[b]	502,747
Wolverine World Wide	48,739		1,436,338
			12,648,220
Consumer Services—4.4%
American Public Education	10,067	[b]	371,170
Biglari Holdings	465	[b]	185,772
BJ’s Restaurants	8,468	[b]	425,178
Bob Evans Farms	9,660		494,399
Boyd Gaming	34,472	[b]	440,552
Buffalo Wild Wings	9,484	[b]	1,710,724
Capella Education	5,943		457,373
Career Education	18,464	[b]	128,509
Cracker Barrel Old Country Store	10,414		1,465,875
DineEquity	8,056		834,924
Interval Leisure Group	18,954		395,949
Jack in the Box	19,664		1,572,333
Marcus	13,987		258,899
Marriott Vacations Worldwide	15,022		1,119,740
Monarch Casino & Resort	5,445	[b]	90,333
Papa John’s International	13,426		749,171
Pinnacle Entertainment	27,044	[a,b]	601,729
Red Robin Gourmet Burgers	5,855	[b]	450,689

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Regis	15,938	[b]	267,121
Ruby Tuesday	23,781	[b]	162,662
Ruth’s Hospitality Group	22,486		337,290
Scientific Games, Cl. A	16,032	[a,b]	204,087
Sonic	25,346		690,172
Strayer Education	4,892	[b]	363,378
Texas Roadhouse	28,470		961,147
Universal Technical Institute	6,317		62,159
			14,801,335
Diversified Financials—3.8%
Calamos Asset Management, Cl. A	11,271		150,130
Cash America International	14,006		316,816
Encore Capital Group	9,652	[b]	428,549
Enova International	13,990		311,417
Evercore Partners, Cl. A	17,836		934,071
EZCORP, Cl. A	16,836	[a,b]	197,823
Financial Engines	26,148	[a]	955,709
First Cash Financial Services	13,727	[b]	764,182
FXCM, Cl. A	13,320		220,712
Green Dot, Cl. A	18,406	[b]	377,139
Greenhill & Co.	14,239		620,820
HFF, Cl. A	17,806		639,592
Interactive Brokers Group, Cl. A	23,262		678,320
Investment Technology Group	20,689	[b]	430,745
MarketAxess Holdings	19,179		1,375,326
Piper Jaffray	7,269	[b]	422,256
PRA Group	25,311	[b]	1,466,266
Stifel Financial	29,599	[b]	1,510,141
Virtus Investment Partners	3,322		566,368
World Acceptance	5,532	[a,b]	439,517
			12,805,899
Energy—3.4%
Approach Resources	13,260	[a,b]	84,731
Arch Coal	103,603		184,413
Basic Energy Services	16,874	[b]	118,287
Bill Barrett	23,690	[b]	269,829
Bonanza Creek Energy	15,156	[b]	363,744

14

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Bristow Group	16,655		1,095,732
C&J Energy Services	20,205	[b]	266,908
Carrizo Oil & Gas	21,253	[b]	884,125
Cloud Peak Energy	26,303	[b]	241,462
Comstock Resources	23,079	[a]	157,168
Contango Oil & Gas	6,844	[b]	200,119
Era Group	11,930	[b]	252,320
Exterran Holdings	29,879		973,458
Geospace Technologies	5,719	[b]	151,554
Green Plains	16,179		400,916
Gulf Island Fabrication	8,424		163,341
GulfMark Offshore, Cl. A	11,880		290,110
Hornbeck Offshore Services	14,659	[b]	366,035
ION Geophysical	82,156	[b]	225,929
Matrix Service	13,933	[b]	310,985
Newpark Resources	45,369	[b]	432,820
Northern Oil and Gas	25,463	[a,b]	143,866
Paragon Offshore	40,925	[a]	113,362
PDC Energy	17,331	[b]	715,250
Penn Virginia	31,420	[a,b]	209,886
PetroQuest Energy	30,634	[b]	114,571
Pioneer Energy Services	32,245	[b]	178,637
Rex Energy	21,483	[a,b]	109,563
SEACOR Holdings	8,514	[b]	628,418
Stone Energy	26,506	[b]	447,421
Swift Energy	18,435	[a,b]	74,662
Synergy Resources	30,378	[b]	380,940
Tesco	18,564	[a]	237,990
TETRA Technologies	27,722	[b]	185,183
US Silica Holdings	26,573	[a]	682,660
			11,656,395
Food & Staples Retailing—.8%
Andersons	13,333		708,516
Casey’s General Stores	16,805		1,517,828
SpartanNash	13,080		341,911
			2,568,255

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—2.1%
Alliance One International	75,454	[b]	119,217
B&G Foods	23,675		707,883
Boston Beer, Cl. A	3,865	[b]	1,119,072
Cal-Maine Foods	11,892		464,145
Calavo Growers	5,845		276,469
Darling Ingredients	72,324	[b]	1,313,404
Diamond Foods	9,134	[b]	257,853
J&J Snack Foods	7,052		767,046
Sanderson Farms	10,687	[a]	897,975
Seneca Foods, Cl. A	6,444	[b]	174,181
Snyder’s-Lance	22,961		701,459
Universal	10,112		444,726
			7,243,430
Health Care Equipment & Services—8.0%
Abaxis	10,320		586,486
ABIOMED	17,068	[b]	649,608
Air Methods	15,799	[b]	695,630
Almost Family	1,909	[b]	55,266
Amedisys	12,690	[b]	372,452
AMN Healthcare Services	22,133	[b]	433,807
AmSurg	21,449	[b]	1,173,904
Analogic	6,615		559,695
AngioDynamics	12,213	[b]	232,169
Anika Therapeutics	8,139	[b]	331,583
Bio-Reference Laboratories	10,343	[b]	332,321
Cantel Medical	15,012		649,419
Chemed	9,010	[a]	952,087
Computer Programs & Systems	4,369		265,417
CONMED	12,898		579,894
CorVel	5,488	[b]	204,263
Cross Country Healthcare	10,644	[b]	132,837
CryoLife	9,536		108,043
Cyberonics	11,800	[b]	657,024
Cynosure, Cl. A	6,224	[b]	170,662
Ensign Group	7,838		347,929
ExamWorks Group	16,007	[b]	665,731
Gentiva Health Services	11,066	[b]	210,807

16

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Greatbatch	13,502	[b]	665,649
Haemonetics	23,691	[a,b]	886,517
Hanger	15,427	[b]	337,851
HealthStream	8,219	[b]	242,296
Healthways	14,929	[b]	296,789
ICU Medical	6,556	[b]	536,936
Integra LifeSciences Holdings	10,141	[b]	549,946
Invacare	13,711		229,796
IPC The Hospitalist	7,485	[b]	343,487
Kindred Healthcare	33,374		606,739
Landauer	6,668		227,646
LHC Group	7,437	[b]	231,886
Magellan Health	14,310	[b]	859,029
Masimo	22,566	[b]	594,388
MedAssets	29,433	[b]	581,596
Medidata Solutions	23,825	[b]	1,137,644
Meridian Bioscience	22,221	[a]	365,758
Merit Medical Systems	17,482	[b]	302,963
Molina Healthcare	13,917	[b]	744,977
MWI Veterinary Supply	6,022	[b]	1,023,198
Natus Medical	17,271	[b]	622,447
Neogen	15,328	[b]	760,116
NuVasive	22,257	[b]	1,049,640
Omnicell	18,341	[b]	607,454
PharMerica	15,391	[b]	318,748
Providence Service	5,419	[b]	197,468
Quality Systems	24,051		374,955
SurModics	11,076	[b]	244,780
West Pharmaceutical Services	34,623		1,843,329
			27,151,062
Household & Personal Products—.4%
Central Garden & Pet, Cl. A	21,685	[b]	207,092
Inter Parfums	8,101		222,372
Medifast	8,486	[b]	284,705
WD-40	7,513		639,206
			1,353,375

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance—2.5%
American Equity Investment Life Holding	35,663		1,041,003
AMERISAFE	8,589		363,830
eHealth	7,144	[b]	178,028
Employers Holdings	17,809		418,690
HCI Group	3,985		172,311
Horace Mann Educators	16,109		534,497
Infinity Property & Casualty	6,134		473,913
Meadowbrook Insurance Group	13,762		116,427
Montpelier Re Holdings	18,248		653,643
Navigators Group	5,540	[b]	406,304
ProAssurance	25,299		1,142,250
RLI	15,592		770,245
Safety Insurance Group	5,137		328,819
Selective Insurance Group	27,570		749,077
Stewart Information Services	9,839		364,437
United Fire Group	12,000		356,760
Universal Insurance Holdings	15,172		310,267
			8,380,501
Materials—5.3%
A. Schulman	13,269		537,793
A.M. Castle & Co.	9,901	[a,b]	79,010
AK Steel Holding	78,892	[a,b]	468,618
American Vanguard	5,265		61,179
Balchem	13,341		889,044
Boise Cascade	15,808	[b]	587,267
Calgon Carbon	29,694	[b]	617,041
Century Aluminum	26,437	[b]	645,063
Clearwater Paper	10,761	[b]	737,667
Deltic Timber	3,676		251,438
Flotek Industries	19,896	[b]	372,652
FutureFuel	9,535		124,146
Glatfelter	19,909		509,073
Globe Specialty Metals	34,931		601,861
H.B. Fuller	21,420		953,833
Hawkins	2,111		91,470
Haynes International	4,806		233,091
Headwaters	37,413	[b]	560,821

18

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Innophos Holdings	10,964		640,846
Intrepid Potash	25,172	[a,b]	349,387
Kaiser Aluminum	9,721		694,371
KapStone Paper and Packaging	37,303		1,093,351
Koppers Holdings	6,369		165,467
Kraton Performance Polymers	14,345	[b]	298,233
LSB Industries	6,419	[b]	201,813
Materion	11,143		392,568
Myers Industries	8,754		154,070
Neenah Paper	9,418		567,623
Olympic Steel	4,593		81,664
OM Group	15,318		456,476
Quaker Chemical	6,774		623,479
Rayonier Advanced Materials	20,015	[a]	446,335
RTI International Metals	14,135	[b]	357,050
Schweitzer-Mauduit International	13,811		584,205
Stepan	10,433		418,155
Stillwater Mining	61,737	[b]	910,003
SunCoke Energy	30,036		580,896
Tredegar	10,047		225,957
Wausau Paper	26,511		301,430
Zep	9,611		145,607
			18,010,053
Media—.3%
E.W. Scripps, Cl. A	19,010	[b]	424,874
Harte-Hanks	25,401		196,604
Scholastic	9,877		359,720
Sizmek	12,022	[b]	75,258
			1,056,456
Pharmaceuticals, Biotech & Life Sciences—3.1%
Acorda Therapeutics	20,273	[b]	828,558
Affymetrix	45,134	[b]	445,473
Akorn	33,568	[b]	1,215,162
Albany Molecular Research	8,917	[b]	145,169
Cambrex	14,987	[b]	324,019
DepoMed	27,439	[b]	442,042
Emergent BioSolutions	17,674	[b]	481,263

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences (continued)
Impax Laboratories	33,283	[b]	1,054,405
Lannett Company	13,258	[b]	568,503
Ligand Pharmaceuticals	10,469	[b]	557,055
Luminex	18,682	[b]	350,474
Medicines	28,525	[b]	789,287
Momenta Pharmaceuticals	21,574	[b]	259,751
PAREXEL International	27,499	[b]	1,527,844
Prestige Brands Holdings	25,652	[b]	890,637
Repligen	14,354	[b]	284,209
Sagent Pharmaceuticals	10,116	[b]	254,013
Spectrum Pharmaceuticals	21,529	[a,b]	149,196
			10,567,060
Real Estate—8.2%
Acadia Realty Trust	28,212	[c]	903,630
Agree Realty	5,657	[c]	175,876
American Assets Trust	18,011	[c]	717,018
Associated Estates Realty	25,251	[c]	586,076
Aviv	12,368	[c]	426,449
Capstead Mortgage	52,997	[a,c]	650,803
CareTrust	10,546		130,033
Cedar Realty Trust	39,978	[c]	293,439
Chesapeake Lodging Trust	22,939	[c]	853,560
CoreSite Realty	9,142	[c]	356,995
Cousins Properties	90,821	[c]	1,037,176
DiamondRock Hospitality	99,075	[c]	1,473,245
EastGroup Properties	15,006	[c]	950,180
Education Realty Trust	21,905	[c]	801,504
EPR Properties	27,502	[c]	1,584,940
Forestar Group	16,497	[b,c]	254,054
Franklin Street Properties	34,192	[c]	419,536
GEO Group	36,654		1,479,355
Getty Realty	17,692	[c]	322,171
Government Properties Income Trust	35,931	[c]	826,772
Healthcare Realty Trust	42,768	[c]	1,168,422
Inland Real Estate	47,446	[c]	519,534
Kite Realty Group Trust	35,621	[c]	1,023,748
Lexington Realty Trust	96,983	[a,c]	1,064,873

20

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
LTC Properties	18,719	[c]	808,099
Medical Properties Trust	75,759	[c]	1,043,959
Parkway Properties	34,491	[c]	634,289
Pennsylvania Real Estate Investment Trust	32,322	[c]	758,274
Post Properties	27,142	[c]	1,595,135
PS Business Parks	10,303	[c]	819,501
Retail Opportunity Investments	40,779	[c]	684,679
Sabra Health Care	22,203	[c]	674,305
Saul Centers	7,146	[c]	408,680
Sovran Self Storage	16,697	[c]	1,456,312
Universal Health Realty Income Trust	7,162	[c]	344,635
Urstadt Biddle Properties, Cl. A	14,355	[c]	314,087
			27,561,344
Retailing—5.1%
Aeropostale	36,652	[a,b]	85,033
Barnes & Noble	19,929	[b]	462,751
Big 5 Sporting Goods	9,561		139,877
Blue Nile	6,264	[b]	225,567
Brown Shoe Co.	20,636		663,447
Buckle	13,333	[a]	700,249
Cato, Cl. A	13,321		561,880
Christopher & Banks	14,670	[b]	83,766
Finish Line, Cl. A	24,690		600,214
Francesca’s Holdings	21,121	[b]	352,721
Fred’s, Cl. A	13,301		231,570
FTD Companies	8,546	[b]	297,572
Genesco	10,568	[b]	809,720
Group 1 Automotive	9,718		870,927
Haverty Furniture	13,529		297,773
Hibbett Sports	11,798	[b]	571,377
Kirkland’s	7,728	[b]	182,690
Lithia Motors, Cl. A	11,217		972,402
Lumber Liquidators Holdings	12,168	[a,b]	806,860
MarineMax	10,389	[b]	208,299
Men’s Wearhouse	21,856		964,942
Monro Muffler Brake	13,248		765,734
NutriSystem	13,248		258,998

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Outerwall	10,854	[a,b]	816,438
PEP Boys-Manny Moe & Jack	20,961	[b]	205,837
PetMed Express	10,485	[a]	150,669
Pool	21,379		1,356,284
Select Comfort	25,233	[b]	682,048
Sonic Automotive, Cl. A	12,992		351,304
Stage Stores	10,802		223,601
Stein Mart	13,136		192,048
The Children’s Place	11,446		652,422
Tuesday Morning	18,405	[b]	399,389
Vitamin Shoppe	14,766	[b]	717,332
VOXX International	10,882	[b]	95,326
Zumiez	10,052	[b]	388,309
			17,345,376
Semiconductors & Semiconductor Equipment—3.4%
Advanced Energy Industries	18,930	[b]	448,641
Brooks Automation	34,679		442,157
Cabot Microelectronics	10,910	[b]	516,261
CEVA	13,433	[b]	243,675
Cirrus Logic	30,909	[b]	728,525
Cohu	10,332		122,951
Diodes	20,708	[b]	570,920
DSP Group	15,468	[b]	168,137
Entropic Communications	41,284	[b]	104,449
Exar	12,549	[b]	128,000
Kopin	30,842	[b]	111,648
Kulicke & Soffa Industries	39,138	[b]	565,935
Micrel	15,627		226,748
Microsemi	44,147	[b]	1,252,892
MKS Instruments	26,257		961,006
Monolithic Power Systems	16,070		799,322
Nanometrics	7,456	[b]	125,410
Pericom Semiconductor	17,214	[b]	233,078
Power Integrations	15,647		809,576
Rudolph Technologies	17,902	[b]	183,137
Synaptics	16,364	[b]	1,126,498
Tessera Technologies	19,840		709,478

22

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment (continued)
Ultratech	10,042	[b]	186,380
Veeco Instruments	16,685	[b]	581,973
			11,346,797
Software & Services—6.9%
Blackbaud	23,960		1,036,510
Blucora	21,556	[b]	298,551
Bottomline Technologies	18,351	[b]	463,913
CACI International, Cl. A	11,491	[b]	990,294
Cardtronics	22,635	[b]	873,258
Ciber	29,928	[b]	106,244
comScore	13,712	[b]	636,648
CSG Systems International	18,833		472,143
Dealertrack Technologies	19,048	[b]	844,017
Dice Holdings	11,890	[b]	119,019
Digital River	15,624	[b]	386,382
Ebix	15,118	[a]	256,855
Epiq Systems	10,641		181,748
ExlService Holdings	18,217	[b]	523,010
Forrester Research	5,683		223,683
Heartland Payment Systems	16,390		884,241
iGATE	14,596	[b]	576,250
Interactive Intelligence Group	6,555	[b]	313,985
j2 Global	20,541		1,273,542
Liquidity Services	10,712	[a,b]	87,517
LivePerson	19,892	[b]	280,477
LogMeIn	12,326	[b]	608,165
Manhattan Associates	36,053	[b]	1,468,078
ManTech International, Cl. A	11,333		342,597
MAXIMUS	33,348		1,828,804
MicroStrategy, Cl. A	4,226	[b]	686,302
Monotype Imaging Holdings	21,174		610,446
Monster Worldwide	46,383	[b]	214,289
NetScout Systems	19,901	[b]	727,183
NIC	31,838		572,766
Perficient	14,215	[b]	264,825
Progress Software	27,830	[b]	751,967
QuinStreet	12,138	[b]	73,678

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Stamps.com	8,731	[b]	419,001
SYKES Enterprises	22,580	[b]	529,953
Synchronoss Technologies	14,892	[b]	623,379
Take-Two Interactive Software	42,831	[b]	1,200,553
Tangoe	14,111	[b]	183,866
TeleTech Holdings	9,674	[b]	229,080
VASCO Data Security International	13,907	[a,b]	392,316
Virtusa	11,021	[b]	459,245
XO Group	12,908	[b]	235,055
			23,249,835
Technology Hardware & Equipment—5.9%
ADTRAN	25,938		565,448
Agilysys	10,199	[b]	128,405
Anixter International	13,050	[b]	1,154,403
Badger Meter	6,347		376,694
Bel Fuse, Cl. B	5,345		146,132
Benchmark Electronics	29,381	[b]	747,453
Black Box	8,331		199,111
CalAmp	14,120	[b]	258,396
Checkpoint Systems	21,554	[b]	295,936
Coherent	12,465	[b]	756,875
Comtech Telecommunications	6,381		201,129
CTS	21,006		374,537
Daktronics	20,749		259,570
DTS	4,712	[b]	144,894
Electro Scientific Industries	12,488		96,907
Electronics For Imaging	20,976	[b]	898,402
Fabrinet	16,877	[b]	299,398
FARO Technologies	7,367	[b]	461,764
Harmonic	54,546	[b]	382,367
II-VI	22,976	[b]	313,622
Insight Enterprises	21,039	[b]	544,700
Ixia	26,316	[b]	296,055
Littelfuse	9,746		942,146
Mercury Systems	8,112	[b]	112,919
Methode Electronics	19,665		717,969

24

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment (continued)
MTS Systems	6,174		463,235
NETGEAR	17,031	[b]	605,963
Newport	22,741	[b]	434,581
OSI Systems	7,490	[b]	530,067
Park Electrochemical	9,316		232,248
Plexus	17,798	[b]	733,456
QLogic	43,574	[b]	580,406
Rofin-Sinar Technologies	14,989	[b]	431,234
Rogers	9,937	[b]	809,269
Sanmina	41,698	[b]	981,154
ScanSource	12,832	[b]	515,333
Super Micro Computer	15,093	[b]	526,444
SYNNEX	11,731		916,895
TTM Technologies	28,467	[b]	214,357
ViaSat	18,932	[b]	1,193,284
			19,843,158
Telecommunication Services—.6%
8x8	37,599	[b]	344,407
Atlantic Tele-Network	6,116		413,380
Cincinnati Bell	74,513	[b]	237,696
Consolidated Communications Holdings	22,663		630,711
General Communication, Cl. A	16,922	[b]	232,678
Lumos Networks	5,197		87,414
NTELOS Holdings	6,056		25,375
Spok Holdings	10,227		177,541
			2,149,202
Transportation—2.2%
Allegiant Travel	6,000		901,980
ArcBest	13,745		637,356
Atlas Air Worldwide Holdings	9,967	[b]	491,373
Celadon Group	10,542		239,198
Forward Air	13,988		704,576
Heartland Express	22,927		619,258
Hub Group, Cl. A	15,308	[b]	582,929
Knight Transportation	24,977		840,726
Matson	23,120		798,102

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Transportation (continued)
Roadrunner Transportation Systems	9,603	[b]	224,230
Saia	11,020	[b]	610,067
SkyWest	22,323		296,449
UTi Worldwide	35,325	[b]	426,373
			7,372,617
Utilities—3.7%
ALLETE	16,687		920,121
American States Water	18,764		706,652
Avista	29,090		1,028,332
El Paso Electric	16,714		669,563
Laclede Group	18,717		995,744
New Jersey Resources	19,509		1,193,951
Northwest Natural Gas	14,649		730,985
NorthWestern	21,486	[a]	1,215,678
Piedmont Natural Gas	35,147		1,385,143
South Jersey Industries	14,977		882,595
Southwest Gas	22,530		1,392,579
UIL Holdings	29,023		1,263,661
			12,385,004
Total Common Stocks
(cost $213,705,291)			327,020,747
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.02%, 3/12/15	150,000	[d]	149,994
0.08%, 6/4/15	150,000	[d]	149,959
Total Short-Term Investments
(cost $299,944)			299,953

Other Investment—1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,690,932)	4,690,932	[e]	4,690,932

26

Investment of Cash Collateral
for Securities Loaned—4.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $14,492,086)	14,492,086 [e]	14,492,086
Total Investments (cost $233,188,253)	102.6%	346,503,718
Liabilities, Less Cash and Receivables	(2.6%)	(8,852,102)
Net Assets	100.0%	337,651,616

a Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$15,229,708 and the value of the collateral held by the fund was $15,743,352, consisting of cash collateral of
$14,492,086 and U.S. Government & Agency securities valued at $1,251,266.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures contracts.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Capital Goods	9.8	Energy	3.4
Banks	8.5	Semiconductors &
Real Estate	8.2	Semiconductor Equipment	3.4
Health Care Equipment & Services	8.0	Pharmaceuticals,
Software & Services	6.9	Biotech & Life Sciences	3.1
Technology Hardware & Equipment	5.9	Insurance	2.5
Short-Term/Money Market Investments	5.8	Transportation	2.2
Materials	5.3	Food, Beverage & Tobacco	2.1
Retailing	5.1	Food & Staples Retailing	.8
Consumer Services	4.4	Automobiles & Components	.6
Commercial & Professional Services	4.1	Telecommunication Services	.6
Diversified Financials	3.8	Household & Personal Products	.4
Consumer Durables & Apparel	3.7	Media	.3
Utilities	3.7		102.6

† Based on net assets.
See notes to financial statements.

The Fund 27

STATEMENT OF FINANCIAL FUTURES
December 31, 2014

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2014	($)
Financial Futures Long
Russell 2000 E-mini	58	6,964,060	March 2015	147,125

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,229,708)—Note 1(b):
Unaffiliated issuers	214,005,235	327,320,700
Affiliated issuers	19,183,018	19,183,018
Cash		4,484,495
Receivable for investment securities sold		2,193,464
Dividends and securities lending income receivable—Note 1(b)		440,303
		353,621,980
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		160,227
Liability for securities on loan—Note 1(b)		14,492,086
Payable for shares of Beneficial Interest redeemed		795,173
Payable for investment securities purchased		480,132
Payable for futures variation margin—Note 4		41,777
Accrued expenses		969
		15,970,364
Net Assets ($)		337,651,616
Composition of Net Assets ($):
Paid-in capital		207,172,275
Accumulated undistributed investment income—net		2,435,025
Accumulated net realized gain (loss) on investments		14,581,726
Accumulated net unrealized appreciation (depreciation)
on investments (including $147,125 net unrealized
appreciation on financial futures)		113,462,590
Net Assets ($)		337,651,616
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		18,346,820
Net Asset Value, offering and redemption price per share ($)		18.40

See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $605 foreign taxes withheld at source):
Unaffiliated issuers	4,100,215
Affiliated issuers	2,277
Income from securities lending—Note 1(b)	209,319
Interest	68
Total Income	4,311,879
Expenses:
Management fee—Note 3(a)	1,132,649
Distribution fees—Note 3(b)	809,035
Trustees’ fees—Note 3(a,c)	86,547
Loan commitment fees—Note 2	3,172
Total Expenses	2,031,403
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(86,547)
Net Expenses	1,944,856
Investment Income—Net	2,367,023
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,266,996
Net realized gain (loss) on financial futures	(341,105)
Net Realized Gain (Loss)	21,925,891
Net unrealized appreciation (depreciation) on investments	(8,375,464)
Net unrealized appreciation (depreciation) on financial futures	(8,403)
Net Unrealized Appreciation (Depreciation)	(8,383,867)
Net Realized and Unrealized Gain (Loss) on Investments	13,542,024
Net Increase in Net Assets Resulting from Operations	15,909,047

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	2,367,023	1,924,881
Net realized gain (loss) on investments	21,925,891	18,843,129
Net unrealized appreciation
(depreciation) on investments	(8,383,867)	71,800,342
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,909,047	92,568,352
Dividends to Shareholders from ($):
Investment income—net	(1,896,663)	(2,799,011)
Net realized gain on investments	(18,012,952)	(3,441,918)
Total Dividends	(19,909,615)	(6,240,929)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	59,376,728	72,938,042
Dividends reinvested	19,909,615	6,240,929
Cost of shares redeemed	(69,629,432)	(53,081,558)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,656,911	26,097,413
Total Increase (Decrease) in Net Assets	5,656,343	112,424,836
Net Assets ($):
Beginning of Period	331,995,273	219,570,437
End of Period	337,651,616	331,995,273
Undistributed investment income—net	2,435,025	1,964,665
Capital Share Transactions (Shares):
Shares sold	3,327,239	4,540,825
Shares issued for dividends reinvested	1,116,636	422,827
Shares redeemed	(3,947,068)	(3,306,020)
Net Increase (Decrease) in Shares Outstanding	496,807	1,657,632

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The fund’s total returns do not refect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	18.60	13.56	12.17	12.20	9.75
Investment Operations:
Investment income—net[a]	.13	.11	.17	.07	.08
Net realized and unrealized
gain (loss) on investments	.79	5.31	1.73	.01	2.43
Total from Investment Operations	.92	5.42	1.90	.08	2.51
Distributions:
Dividends from investment income—net	(.11)	(.17)	(.06)	(.08)	(.06)
Dividends from net realized
gain on investments	(1.01)	(.21)	(.45)	(.03)	—
Total Distributions	(1.12)	(.38)	(.51)	(.11)	(.06)
Net asset value, end of period	18.40	18.60	13.56	12.17	12.20
Total Return (%)	5.12	40.72	15.74	.56	25.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63	.60	.60	.60	.60
Ratio of net expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	.73	.70	1.32	.54	.75
Portfolio Turnover Rate	14.30	16.76	13.66	22.23	32.85
Net Assets, end of period ($ x 1,000)	337,652	331,995	219,570	196,429	177,724

a Based on average shares outstanding.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to match the performance of the Standard & Poor’s® SmallCap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System

34

for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	325,729,041	—	—	325,729,041
Equity Securities—
Foreign
Common Stocks†	1,291,706	—	—	1,291,706
Mutual Funds	19,183,018	—	—	19,183,018
U.S. Treasury	—	299,953	—	299,953
Other Financial
Instruments:
Financial Futures††	147,125	—	—	147,125

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

36

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $52,020 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,544,364	63,225,503	63,078,935	4,690,932	1.4
Dreyfus
Institutional
Cash
Advantage
Fund	18,166,856	84,328,983	88,003,753	14,492,086	4.3
Total	22,711,220	147,554,486	151,082,688	19,183,018	5.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

38

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,109,095, undistributed capital gains $20,470,630 and unrealized appreciation $106,838,038.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $3,645,372 and $3,603,870, and long-term capital gains $16,264,243 and $2,637,059, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the fund (excluding management fees, Rule 12b-1

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, trustees fees, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses). In addition, the Manager has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund. During the period ended December 31, 2014, fees reimbursed by the Manager amounted to $86,547.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2014, the fund was charged $809,035 pursuant to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $97,557 and Distribution Plan fees $69,683, which are offset against an expense reimbursement currently in effect in the amount of $7,013.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2014, amounted to $45,987,306 and $62,213,928, respectively.

40

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2014 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2014:

Average Market Value ($)
Equity financial futures	3,507,178

At December 31, 2014, the cost of investments for federal income tax purposes was $239,665,680; accordingly, accumulated net unrealized appreciation on investments was $106,838,038, consisting of $122,518,314 gross unrealized appreciation and $15,680,276 gross unrealized depreciation.

The Fund 41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 94.96% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.0981 per share as a short-term capital gain distribution and $.9124 per share as a long-term capital gain distribution paid on March 19, 2014.

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

44

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was slightly below the Performance Group medians and above the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light

46

of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

48

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114
———————
Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

50

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† J. Charles Cardona was elected as a Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

52

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 53

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Investment Portfolios,
Technology Growth
Portfolio

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Information About the Renewal of the Fund’s Management Agreement
35	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 6.82%, and its Service shares produced a total return of 6.58%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced total returns of 13.87% and 13.66%, respectively, over the same period.2,3

Improving U.S. economic fundamentals and rising corporate earnings drove stocks broadly higher during 2014. Technology stocks mildly outperformed the broader market, led by semiconductor producers and other computer hardware manufacturers. While the fund participated significantly in the market’s rise, stock selection shortfalls and underexposure to the semiconductor industry caused its performance to trail that of the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. Up to 25% of the fund’s assets may be invested in foreign securities. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies.The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles, and/or favorable valuations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. Stocks Rose to Record Territory

After a weather-related contraction during the first quarter of the year, U.S. economic indicators showed signs of improvement over the remainder of 2014, with strong corporate earnings, steady GDP growth, declining unemployment, and muted inflation bolstering investor confidence in U.S. equities. Despite a few brief dips, the S&P 500 Index reached a series of new highs, posting a double-digit gain for the third consecutive year and ending the year near record territory. However, historically low interest rates and economic weakness in Europe, China, and Japan led many investors to focus primarily on higher yielding and traditionally defensive stocks. Within the information technology sector, many top performers were concentrated among slower growing personal computer makers and legacy parts suppliers, while some industry segments, perceived by the market to offer faster growth with greater risk, tended to lag sector averages.

Underexposure to PC and Parts Makers Constrained Returns

While the fund shared in the equity market’s gains during 2014, its performance compared to the benchmark suffered due to the market’s shift in favor of more defensive, value-oriented stocks. For example, the fund generally avoided investments in relatively slow-growing companies tied to the desktop computer industry, such as Hewlett-Packard and Intel, which rallied from previously beaten-down price levels. A few individual holdings also delivered disappointing returns due to company-specific issues. Social networking company Twitter reported strong earnings, but investors reacted negatively to evidence that the company’s user base was not expanding as rapidly as expected. Communications equipment maker Ciena missed earnings targets due to a slowdown in the telecommunications equipment spending cycle. Online media company Netflix fell short of expectations largely as a result of lagging growth among international subscribers over the second half of the year. Electric car manufacturer Tesla Motors declined in response to falling gas prices and reduced production forecasts.

On a more positive note, the fund avoided some of the market’s most notable laggards, such as SAP and International Business Machines, while investing in several relatively strong performers. Internet services provider Akamai Technologies rose on the strength of better-than-expected earnings, an encouraging outlook, and diminishing pricing concerns. Semiconductor maker Micron Technology, which benefited from

4

structural pricing improvements in the digital memory market, outperformed many of its industry peers. Social media company Facebook climbed sharply as the company succeeded in monetizing its mobile platform. Finally, Alibaba Group Holding, the Chinese-based online sales platform, attracted investors by posting better-than-expected earnings.

Focused on Drivers of Growth in Technology

We believe the market’s shift in favor of more defensive technology companies has been motivated by temporary political and economic developments. As the U.S. economy continues to expand, we anticipate renewed interest in the kinds of growth-oriented technology leaders on which the fund is currently focused. In particular, we have targeted companies that our research indicates are poised to benefit from emerging product cycles, strong user adoption trends, and increasing market share. At the same time, we remain concerned about the possible negative impact on technology earnings of economic turmoil in Europe and Asia.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. The technology sector has been among the most volatile sectors of the stock market.Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Initial shares	6.82%	14.47%	8.51%
Service shares	6.58%	14.20%	8.24%
Standard & Poor’s 500
Composite Stock Price Index	13.66%	15.44%	7.67%
Morgan Stanley High Technology 35 Index	13.87%	13.42%	8.26%

†	Source: Lipper Inc.
††	Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 12/31/04 to a $10,000 investment made in the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.20	$ 5.48
Ending value (after expenses)	$ 1,034.40	$ 1,033.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.18	$ 5.45
Ending value (after expenses)	$ 1,021.07	$ 1,019.81

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2014

Common Stocks—97.3%	Shares		Value ($)
Application Software—7.8%
Adobe Systems	148,483	[a]	10,794,714
salesforce.com	193,914	[a]	11,501,039
			22,295,753
Automobile Manufacturers—2.0%
Tesla Motors	25,614	[a,b]	5,696,810
Communications Equipment—4.3%
Cisco Systems	445,386		12,388,412
Computer Storage &
Peripherals—15.7%
Apple	126,607		13,974,881
EMC	392,853		11,683,448
Lenovo Group	4,750,000		6,192,614
SanDisk	130,468		12,783,255
			44,634,198
Data Processing &
Outsourced Services—8.9%
Paychex	236,539		10,921,006
Visa, Cl. A	54,601		14,316,382
			25,237,388
Electronic Components—3.2%
Amphenol, Cl. A	167,429		9,009,354
Internet Retail—3.3%
Priceline Group	8,379	[a]	9,553,820
Internet Software &
Services—21.2%
Akamai Technologies	146,871	[a]	9,246,998
Alibaba Group Holding, ADR	84,046	[b]	8,735,741
Facebook, Cl. A	169,779	[a]	13,246,158
Google, Cl. A	10,384	[a]	5,510,373
Google, Cl. C	10,384	[a]	5,466,138

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Internet Software &
Services (continued)
LinkedIn, Cl. A	45,958	[a]	10,557,012
Tencent Holdings	527,500		7,568,747
			60,331,167
IT Consulting &
Other Services—4.3%
Cognizant Technology Solutions, Cl. A	230,031	[a]	12,113,432
Life Sciences
Tools & Services—2.6%
Illumina	39,531	[a]	7,296,632
Semiconductor Equipment—6.1%
Applied Materials	469,095		11,689,847
NXP Semiconductors	74,332	[a]	5,678,965
			17,368,812
Systems Software—17.9%
Fortinet	299,255	[a]	9,175,158
Microsoft	226,708		10,530,587
Oracle	218,058		9,806,068
ServiceNow	96,789	[a]	6,567,134
Symantec	289,062		7,415,886
VMware, Cl. A	88,816	[a]	7,329,096
			50,823,929
Total Common Stocks
(cost $213,612,654)			276,749,707

Other Investment—2.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,826,448)	7,826,448	[c]	7,826,448

10

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,748,432)	5,748,432 [c]	5,748,432
Total Investments (cost $227,187,534)	102.1%	290,324,587
Liabilities, Less Cash and Receivables	(2.1%)	(6,047,802)
Net Assets	100.0%	284,276,785

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$14,287,978 and the value of the collateral held by the fund was $14,724,358, consisting of cash collateral of
$5,748,432 and U.S. Government & Agency securities valued at $8,975,926.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Internet Software & Services	21.2	Communications Equipment	4.3
Systems Software	17.9	IT Consulting & Other Services	4.3
Computer Storage & Peripherals	15.7	Internet Retail	3.3
Data Processing &		Electronic Components	3.2
Outsourced Services	8.9	Life Sciences Tools & Services	2.6
Application Software	7.8	Automobile Manufacturers	2.0
Semiconductor Equipment	6.1
Money Market Investments	4.8		102.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,287,978)—Note 1(c):
Unaffiliated issuers	213,612,654	276,749,707
Affiliated issuers	13,574,880	13,574,880
Cash		66,800
Dividends and securities lending income receivable		68,353
Prepaid expenses		1,748
		290,461,488
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		231,487
Liability for securities on loan—Note 1(c)		5,748,432
Payable for shares of Beneficial Interest redeemed		142,982
Accrued expenses		61,802
		6,184,703
Net Assets ($)		284,276,785
Composition of Net Assets ($):
Paid-in capital		192,277,988
Accumulated net realized gain (loss) on investments		28,861,744
Accumulated net unrealized appreciation
(depreciation) on investments		63,137,053
Net Assets ($)		284,276,785

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	96,320,032	187,956,753
Shares Outstanding	5,163,639	10,435,174
Net Asset Value Per Share ($)	18.65	18.01

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,137,129
Affiliated issuers	11,149
Income from securities lending—Note 1(c)	67,815
Total Income	2,216,093
Expenses:
Management fee—Note 3(a)	2,149,358
Distribution fees—Note 3(b)	477,201
Trustees’ fees and expenses—Note 3(c)	84,477
Professional fees	69,677
Prospectus and shareholders’ reports	26,510
Custodian fees—Note 3(b)	21,050
Loan commitment fees—Note 2	2,413
Shareholder servicing costs—Note 3(b)	926
Interest expense—Note 2	344
Miscellaneous	18,048
Total Expenses	2,850,004
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	2,850,001
Investment (Loss)—Net	(633,908)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	30,147,217
Net unrealized appreciation (depreciation) on investments	(11,220,542)
Net Realized and Unrealized Gain (Loss) on Investments	18,926,675
Net Increase in Net Assets Resulting from Operations	18,292,767

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment (loss)—net	(633,908)	(531,973)
Net realized gain (loss) on investments	30,147,217	31,352,021
Net unrealized appreciation
(depreciation) on investments	(11,220,542)	39,829,496
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,292,767	70,649,544
Dividends to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(5,129,350)	—
Service Shares	(10,634,942)	—
Total Dividends	(15,764,292)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,366,168	7,096,023
Service Shares	29,602,554	16,536,945
Dividends reinvested:
Initial Shares	5,129,350	—
Service Shares	10,634,942	—
Cost of shares redeemed:
Initial Shares	(15,094,005)	(14,213,627)
Service Shares	(38,169,931)	(38,550,987)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	469,078	(29,131,646)
Total Increase (Decrease) in Net Assets	2,997,553	41,517,898
Net Assets ($):
Beginning of Period	281,279,232	239,761,334
End of Period	284,276,785	281,279,232

14

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Initial Shares
Shares sold	461,954	468,302
Shares issued for dividends reinvested	277,562	—
Shares redeemed	(841,829)	(936,124)
Net Increase (Decrease) in Shares Outstanding	(102,313)	(467,822)
Service Shares
Shares sold	1,674,566	1,077,685
Shares issued for dividends reinvested	594,795	—
Shares redeemed	(2,186,451)	(2,649,027)
Net Increase (Decrease) in Shares Outstanding	82,910	(1,571,342)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2014	2013	2012		2011	2010
Per Share Data ($):
Net asset value, beginning of period	18.38	13.84	11.97		12.98	9.99
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.01)	.00	[b]	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	1.26	4.55	1.87		(.98)	3.02
Total from Investment Operations	1.25	4.54	1.87		(1.01)	2.99
Distributions:
Dividends from net realized
gain on investments	(.98)	—	—		—	—
Net asset value, end of period	18.65	18.38	13.84		11.97	12.98
Total Return (%)	6.82	32.80	15.62		(7.78)	29.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.85	.83		.83	.81
Ratio of net expenses
to average net assets	.83	.85	.83		.83	.81
Ratio of net investment income
(loss) to average net assets	(.05)	(.05)	.03		(.25)	(.33)
Portfolio Turnover Rate	72.20	68.73	52.00		79.60	103.90
Net Assets, end of period ($ x 1,000)	96,320	96,786	79,353		74,929	91,806

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

16

		Year Ended December 31,
Service Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	17.82	13.45	11.66	12.68	9.78
Investment Operations:
Investment (loss)—net[a]	(.05)	(.04)	(.03)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	1.22	4.41	1.82	(.96)	2.96
Total from Investment Operations	1.17	4.37	1.79	(1.02)	2.90
Distributions:
Dividends from net realized
gain on investments	(.98)	—	—	—	—
Net asset value, end of period	18.01	17.82	13.45	11.66	12.68
Total Return (%)	6.58	32.49	15.35	(8.05)	29.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.10	1.08	1.08	1.06
Ratio of net expenses
to average net assets	1.08	1.10	1.08	1.08	1.06
Ratio of net investment (loss)
to average net assets	(.30)	(.30)	(.22)	(.50)	(.58)
Portfolio Turnover Rate	72.20	68.73	52.00	79.60	103.90
Net Assets, end of period ($ x 1,000)	187,957	184,493	160,409	125,006	145,238

a Based on average shares outstanding.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund is a diversified series. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

18

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

20

dures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	248,573,640	—		—	248,573,640
Equity Securities—
Foreign
Common Stocks†	14,414,706	13,761,361	††	—	28,176,067
Mutual Funds	13,574,880	—		—	13,574,880

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income

22

earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $21,893 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,787,463	117,815,210	120,776,225	7,826,448	2.8
Dreyfus
Institutional
Cash
Advantage
Fund	6,647,451	27,367,814	28,266,833	5,748,432	2.0
Total	17,434,914	145,183,024	149,043,058	13,574,880	4.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,362,415, undistributed capital gains $25,154,533 and unrealized appreciation $62,481,849.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: long-term capital gains $15,764,292 and $0, respectively.

During the period ended December 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $633,908 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

24

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2014 was approximately $31,500 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2014, Service shares were charged $477,201 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $583 for transfer agency services and $55 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $21,050 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,618, Distribution Plan fees $39,969, custodian fees $7,924, Chief Compliance Officer fees $1,851 and transfer agency fees $125.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $197,766,140 and $210,540,958, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $227,842,738; accordingly, accumulated net unrealized appreciation on investments was $62,481,849, consisting of $67,801,248 gross unrealized appreciation and $5,319,399 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.9752 per share as a long-term capital gain distribution paid on March 20, 2014.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

30

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians and was variously above and below the Performance Universe medians for the various periods.The Board noted the proximity to the median in certain of the periods when the fund’s performance was below the Performance Group and/or Performance Universe median(s). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices and noted that the fund’s return was above the benchmark technology index in five of the ten years.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

32

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board expressed some concern about the fund’s relative perfor- mance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114
———————
Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5 Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

36

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† J. Charles Cardona was elected as a Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 39

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $126,376 in 2013 and $128,904 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $36,431 in 2013 and $38,788 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,363 in 2013 and $11,830 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $12 in 2013 and $1,682 in 2014. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 10, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)